UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE DEF 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule14a-12

CAMBER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CAMBER ENERGY

15915 Katy Freeway, Suite 450

Houston, Texas 77094

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 7, 2023

Dear Stockholders:

Camber Energy, Inc. (“we”, “us” or the “Company”) cordially invites you to attend our 2023 annual meeting of stockholders. The meeting will be held virtually on December 7, 2023, at 10:00 a.m. (Houston time), at 15915 Katy Freeway, Suite 450 Houston, Texas 77094.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be held in a virtual meeting format only. The virtual meeting may be accessed at https://agm.iproxydirect.com/cei. There is no in-person meeting for you to attend. Registration to attend the Annual Meeting will being at 9:45 a.m. (15 minutes before the Annual Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual Meeting at https://agm.iproxydirect.com/cei and click on “Vote My Shares” to cast your vote on the proposals being considered at the Annual Meeting. You will also be permitted to submit questions at the time of registration. After registration is complete and you have entered the Annual Meeting virtually, the next screen will include a “Ask a Question” box where your questions may be submitted. You may ask questions that are confined to matters properly before the Annual Meeting and of general Company concern. All answers to proper questions received at the meeting will be posted to the Investor Relations page of our website upon conclusion of the meeting. The meeting will begin promptly at 10:00 a.m. (Houston time). We encourage you to access the virtual meeting prior to the start time. Online access will open approximately at 9:45 a.m. (Houston time), and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

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At the meeting we will be considering and voting on the following matters:

1.	Electing five directors to the Company’s Board of Directors (the “Board of Directors”), each to serve a term of one year;

2.	Ratification of the appointment of Turner, Stone & Company L.L.P. (“Turner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To consider a non-binding advisory vote on compensation of our named executive officers.

Stockholders who owned our common stock, Series A Convertible Preferred Stock (“Series A Preferred Stock”), Series C Redeemable Convertible Preferred Stock (“Series C Preferred Stock”), Series G Redeemable Convertible Preferred Stock (“Series G Preferred Stock”) and Series H Convertible Preferred Stock (“Series H Preferred Stock”) at the close of business on October 9, 2023 (the “Record Date”), may attend and vote at the meeting, provided that the Series A Preferred Stock holders have no voting rights on the Proposals above and the Series C Preferred Stock holders and Series G Preferred Stock holders have no voting rights on Proposal 1 above or any shareholder proposals. The holders of the Series C Preferred Stock and the Series G Preferred Stock have contractually agreed not to vote any shares except as requested by the Company’s Board of Directors. A stockholders list will be available at our offices at 15915 Katy Freeway, Suite 450 Houston, Texas 77094 for a period of ten days prior to the meeting. We hope that you will be able to virtually attend the meeting.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report to the stockholders, the Proxy Statement or the form of proxy) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials by contacting our main office at (281) 404-4387. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Whether or not you plan to attend the meeting, please vote electronically via the Internet or by telephone, or, if you requested paper copies of the proxy materials, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. See “How do I cast my vote?” in the Proxy Statement for more details.

We look forward to seeing you at the meeting.

By order of the Board of Directors,

/s/ James A. Doris
James A. Doris
Chief Executive Officer

Houston, Texas
October 18, 2023

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CAMBER ENERGY

15915 Katy Freeway, Suite 450

Houston, Texas 77094

PROXY STATEMENT

GENERAL INFORMATION

Camber Energy, Inc. (“Camber,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2023 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held virtually on December 7, 2023, at 10:00 a.m. (Houston time), at 15915 Katy Freeway, Suite 450 Houston, Texas 77094, and at any postponement(s) or adjournment(s) thereof. These materials will be first sent or given to stockholders on October 25, 2023. You are invited to attend the Annual Meeting and are requested to vote on the Proposals described in this Proxy Statement.

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Company will be held in a virtual meeting format only. The virtual meeting may be accessed at https://agm.iproxydirect.com/cei. There is no in-person meeting for you to attend. Registration to attend the Annual Meeting will being at 9:45 a.m. (15 minutes before the Annual Meeting begins), which can be accomplished using your control number and other information. Once your registration is complete, you can access the Annual Meeting at https://agm.iproxydirect.com/cei and click on “Vote My Shares” to cast your vote on the proposals being considered at the Annual Meeting. You will also be permitted to submit questions at the time of registration. After registration is complete and you have entered the Annual Meeting virtually, the next screen will include a “Ask a Question” box where your questions may be submitted. You may ask questions that are confined to matters properly before the Annual Meeting and of general Company concern. All answers to proper questions received at the meeting will be posted to the Investor Relations page of our website upon conclusion of the meeting. The meeting will begin promptly at 10:00 a.m. (Houston time). We encourage you to access the virtual meeting prior to the start time. Online access will open approximately at 9:45 a.m. (Houston time), and you should allow ample time to log in to the meeting and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. There will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting.

Information Contained In This Proxy Statement

The information in this Proxy Statement relates to the Proposals to be voted on at the Annual Meeting. Included with this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 17, 2023 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the SEC, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference”) via the Internet at https://www.iproxydirect.com/CEI or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

DEFINITIONS

Unless the context requires otherwise, references to the “Company,” “we,” “us,” “our,” “Camber” and “Camber Energy, Inc.” refer specifically to Camber Energy, Inc. and its consolidated subsidiaries.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

•	“Code” means the Internal Revenue Code of 1986, as amended from time to time;
•	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;
•	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and
•	“Securities Act” refers to the Securities Act of 1933, as amended.

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INFORMATION CONCERNING SOLICITATION AND VOTING

Our Board of Directors (the “Board of Directors”) is soliciting proxies for the 2023 annual meeting of stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

The Company will pay the costs of soliciting proxies from stockholders. Our directors, officers and regular employees may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

QUESTIONS AND ANSWERS

General Questions and Answers

Q:	Who can vote at the meeting?

A:

The Board of Directors set October 9, 2023 as the record date for the meeting (the “Record Date”). You can attend and vote at the meeting if you were a holder of our common stock, Series A Preferred Stock, Series C Preferred Stock, Series G Preferred Stock or Series H Preferred Stock at the close of business on the Record Date, provided that the Series A Preferred Stock holders have no voting rights on the Proposals above and the Series C Preferred Stock holders and Series G Stock holders have no voting rights on Proposal 1 or any shareholder proposals. On the Record Date there were 107,531,250 shares of common stock issued and outstanding, 28,092 shares of Series A Preferred Stock issued and outstanding (which have no voting rights at the annual meeting), 30 shares of Series C Preferred Stock issued and outstanding (which have no voting rights on Proposal 1 or any shareholder proposals), 5,272 shares of Series G Preferred Stock issued and outstanding (which have no voting rights on Proposal 1 or any shareholder proposals)and 275 shares of Series H Preferred Stock issued and outstanding, voting in aggregate 119,466,198 total voting shares at the meeting.

Q:	What Proposals will be voted on at the meeting?

A:	Three Proposals are scheduled to be voted upon at the meeting:

•	The election of directors.

•	To ratify the appointment of Turner, Stone & Company L.L.P. (“Turner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

•	To consider a non-binding advisory vote on compensation of our named executive officers.

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Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, on or about October 25, 2023, we are sending the Notice to our stockholders of record and beneficial owners. All stockholders will have the ability, beginning on or about October 25, 2023, to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis, provided, however, that only one annual report or proxy statement will be delivered to multiple security holders sharing an address.

Q:	Why did I receive only one Notice when there are several stockholders of record at my address?
A:

If you and other residents at your mailing address own shares in street name, your broker, bank, or other nominee may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker, bank, or other nominee. This practice is called “householding.” If you did not respond that you did not want to participate in householding, you are deemed to have consented to that process. If these procedures apply to you, your broker, bank, or other nominee will have sent one copy of the Notice and, if applicable, our Annual Report and Proxy Statement to your address. You may revoke your consent to householding at any time by contacting your broker, bank, or other nominee.

If you did not receive an individual copy of the Notice, our Annual Report, or Proxy Statement, we will send copies to you if you contact us at 15915 Katy Freeway, Suite 450, Houston, Texas 77094, (281) 404-4387 or use one of the other methods described in this Proxy Statement. If you and other residents at your address have been receiving multiple copies of the Notice or, if applicable, our Annual Report or Proxy Statement, and desire to receive only a single copy of these materials, you may contact your broker, bank, or other nominee or contact us at the above address.

Q:	Can I vote my shares by filling out and returning the Notice?

A:

No. The Notice identifies the items to be voted on at the meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote via the Internet, by telephone or by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.

Q:	How can I get electronic access to the proxy materials?

A:	The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the meeting on the Internet; and

•	Instruct us to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Q:	How do I cast my vote?

A:

Stockholders whose shares are registered in their own names may vote at the virtual meeting or by proxy. If you would like to vote at the virtual meeting, please follow the instructions that will be available on the online meeting platform during the meeting. Proxies may be submitted over the Internet, by telephone or by mail.

•	Call 1-866-752-8683 to vote by telephone;

•	Go to https://www.iproxydirect.com/CEI to vote over the Internet; or

•

If you received a paper copy of your proxy materials, please MARK, SIGN, DATE AND RETURN your proxy card in the postage-paid envelope. If you are voting by telephone or the Internet, have the control number from your proxy card ready, and please do not mail your proxy card.

Proxies submitted over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on Wednesday, December 6, 2023. Submitting a proxy authorizes the persons appointed as proxies to vote your shares at the Annual Meeting in the manner that you have indicated. The persons named in the form of proxy (James A. Doris and Holly McCaw) have advised that they will vote all shares represented by proxy unless authority to so vote is withheld by the stockholder granting the proxy. If your proxy does not indicate your vote, the persons named in the proxy will vote your shares “FOR” each of the nominees to our Board of Directors, “FOR” the ratification of the appointment of Turner as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and “FOR” approval of the compensation of our named executive officers. If any other matters properly come before the meeting, your shares will be voted in accordance with the discretion of the persons named in the proxy.

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If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), you will receive instructions from your broker, bank or other nominee that must be followed in order for your broker, bank or other nominee to vote your shares per your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet, via fax or over the telephone. If Internet, fax or telephone voting is unavailable from your broker, bank or other nominee, please request a paper copy of the proxy and complete and return the voting instruction card in the addressed, postage paid envelope provided.

In the event you do not provide instructions on how to vote, your broker may have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of the appointment of independent auditors, but not the election of directors or the non-binding advisory vote to approve executive compensation (collectively, the “non-routine matters”). Your vote is especially important. If your shares are held by a broker, your broker cannot vote your shares for these non-routine matters unless you provide voting instructions. Therefore, please instruct your broker regarding how to vote your shares on these matters promptly. See “Vote Required” following each Proposal for further information.

If you hold shares through a broker, bank or other nominee and wish to be able to vote in person at the meeting, you must obtain a legal proxy from your broker, bank or other nominee and present it to the inspector of election with your ballot at the meeting.

Q:	Can I revoke or change my proxy?

A:

Yes. You may revoke or change a previously delivered proxy at any time before the meeting by delivering another proxy with a later date, by voting again via the Internet, fax or by telephone, or by delivering written notice of revocation of your proxy to our Secretary (the “Secretary”) at our principal executive offices before the beginning of the meeting. You may also revoke your proxy by attending the meeting and voting in person, although attendance at the meeting will not, in and of itself, revoke a valid proxy that was previously delivered. If you hold shares through a broker, bank or other nominee, you must contact that nominee to revoke any prior voting instructions. You also may revoke any prior voting instructions by voting in person at the meeting if you obtain a legal proxy as described above.

Q:	How does the Board of Directors recommend I vote on the Proposals?

A:

The Board of Directors recommends you vote “FOR” each of the nominees to our Board of Directors; “FOR” the ratification of the appointment of Turner as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and “FOR” approval of the compensation of our named executive officers.

Q:	Who will count the vote?

A:	The inspector of election will count the vote.

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Q:	What is a “quorum?”

A:

A quorum is the number of shares that must be present to hold the meeting. The quorum requirement for the meeting is 33% of the outstanding voting shares as of the Record Date, present in person or represented by proxy. Your shares will be counted for purposes of determining if there is a quorum if you are present and vote in person at the meeting; or have voted on the Internet, by fax, by telephone or by properly submitting a proxy card or voting instruction card by mail. Abstentions and broker non-votes also count toward the quorum. An abstention will have the same practical effect as a vote against the ratification of the appointment of our independent registered public accounting firm, the approval of the compensation of our named executive officers (which is non-binding), and the Proposal to approve the adjournment of the meeting, if necessary. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Q:	What vote is required to approve each item?

A:	The following table sets forth the voting requirement with respect to each of the Proposals:

Proposal 1 - Election of directors.	The five nominees for election as directors at the Annual Meeting who receive the greatest number of “FOR” votes cast by the stockholders, a plurality, will be elected as our directors.
Proposal 2 - Ratification of appointment of independent registered public accounting firm.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote.

Proposal 3 - Non-binding advisory vote to approve and ratify the compensation of our named executive officers.

To be approved by stockholders, this Proposal must receive the affirmative “FOR” vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote, provided that this Proposal is non-binding.

Q:	What does it mean if I get more than one Notice ?

A:	Your shares are probably registered in more than one account. Please provide voting instructions for all Notices, proxy and voting instruction cards you receive.

Q:	How many votes can I cast?

A:

Holders of our common stock receive one vote for each share of common stock which they hold as of the Record Date. Holders of our Series A Preferred Stock do not have the right to cast votes on the Proposals described above. Holders of Series C Preferred Stock have the right to cast votes on all Proposals above, except Proposal 1 and any shareholder proposals, equal to the as-converted amount of such Series C Preferred Stock (subject to the beneficial ownership limitation in the Series C COD (as defined herein).  Holders of Series G Preferred Stock have the right to cast votes on all Proposals above, except Proposal 1 and any shareholder proposals, equal to the as-converted amount of such Series G Preferred Stock (subject to the beneficial ownership limitation in the Certificate of Designations of Preferences, Powers, Rights and Limitations of Series G Redeemable Convertible Preferred Stock (the “Series G COD”)).  Holders of Series H Preferred Stock receive one vote for each share of Series H Preferred Stock which they hold as of the Record Date.

Q:	Where can I find the voting results of the meeting?

A:

The preliminary voting results will be announced at the meeting. The final results will be published in a current report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the meeting, five directors are to be elected. Each director is to hold office until the next annual meeting of stockholders or until his successor is elected and qualified. After identifying the members of our Board of Directors who are up for re-election in fiscal year 2023 and reviewing the criteria that the Nominating and Governance Committee uses when evaluating director nominees, the Board of Directors nominated the five directors for election at the meeting based on the recommendation of the Nominating and Governance Committee. All of the director nominees are already serving as members of the Board of Directors of the Company.

In considering individual director nominees and Board of Directors committee appointments, our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board of Directors and its committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for service on the Board of Directors and its committees.

While there are no specific minimum requirements that the Nominating and Governance Committee believes must be met by a prospective director nominee, the Nominating and Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for service on the Board of Directors and its committees. Furthermore, the Nominating and Governance Committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

Nominees

The following table and accompanying descriptions indicate the name of each director nominee, including their age, principal occupation or employment, and the year in which each person first became an officer or director.

Name	Position	Date First Elected/Appointed as Director	Age
James A. Doris	Chief Executive Officer and Director	December 23, 2020	51
Fred Zeidman	Director	January 11, 2018	76
Robert K. Green	Director	December 23, 2020	60
David Herskovits	Director	December 7, 2023	73
Lawrence B. Fisher	Director	December 7, 2023	84

Directors

JAMES A. DORIS, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Mr. Doris was appointed as Chief Executive Officer and Chairman of the Board of Directors for the Company on December 23, 2020 in conjunction with the acquisition of shares of Viking Energy Group, Inc. (“Viking”) by the Company. He has been an officer and director of Viking since 2014 and has been an integral part of transitioning the Company’s to an appropriate platform to facilitate growth. He has over 25 years of experience negotiating national and international business transactions. Formerly a lawyer in Canada, Mr. Doris represented domestic and foreign clients regarding their investment activities in Canada for over 16 years. Prior to starting his own law firm, Mr. Doris served as Executive Vice President and In-House Counsel for a real estate investment and development company as well as working at one of Canada’s leading law firms. Mr. Doris graduated cum laude from the University of Ottawa.

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Director Qualifications:

The Board of Directors believes that Mr. Doris is highly qualified to serve as a member of the Board of Directors due to his extensive experience in the energy sector, including oil and gas industry, and negotiating business transactions.

FRED S. ZEIDMAN, DIRECTOR

From December 2014 to February 2021, Mr. Zeidman served as Chairman of Gordian Group LLC, a U.S. investment bank specializing in board level advice in complex, distressed or “story” financial matters. Mr. Zeidman currently serves as Director of External Affairs of MCNA Dental, lead Director of Straight Path Communications, Inc., Director REMA and Director Prosperity Bank in Houston. He was formerly Restructuring Officer of TransMeridian Exploration Inc. and Chief Bankruptcy Trustee of AremisSoft Corp.

Mr. Zeidman, Chairman Emeritus of the United States Holocaust Memorial Council was appointed by President George W. Bush in March 2002 and served in that position from 2002-2010. A prominent Houston based business and civic leader, Mr. Zeidman also is Chairman Emeritus of the University of Texas Health Science System Houston and Director and Chief Financial Officer of the Texas Heart Institute. He is on the board of the Development Corp of Israel (Israel Bonds) and served on the Board of the National World War II Museum.

Over the course of his distinguished 51 year career, Mr. Zeidman has been involved in numerous high-profile workouts, restructurings and reorganizations. He was the former CEO, President and Chairman of Seitel, Inc., a Houston-based onshore seismic data provider where he was instrumental in the successful turnaround of the Company. He held the post of Chairman of the Board and CEO of Unibar Corporation, the largest domestic independent drilling fluids company, until its sale to Anchor Drilling Fluids in 1992.

Mr. Zeidman holds a Bachelor’s degree from Washington University in St. Louis and a Master’s in Business Administration from New York University.

Director Qualifications:

The Board of Directors believes that Mr. Zeidman is highly qualified to serve as a member of the Board of Directors due to his significant experience serving as a director of public and private companies and institutions and his substantial understanding of the oil and gas industry in general.

ROBERT K. GREEN, DIRECTOR

Robert K. Green was appointed to the Board of Directors in conjunction with the acquisition of Viking and is a former Fortune 100 chief executive officer in the energy, telecommunication and utility industries, and has extensive experience in capital markets, mergers and acquisitions, and regulatory and legislative strategies. Mr. Green has served on the boards of directors of seven publicly traded companies and was elected chairman of the board of two New York Stock Exchange (NYSE) companies and three other publicly listed companies. He guided these companies and others in capital markets strategies involving initial public offerings (IPOs) and private investments with a combined value of more than $5 billion and more than 50 merger, acquisition and divestiture transactions, some of which surpassed $1 billion. Mr. Green has been a Partner or Senior Counsel at the law firm Husch Blackwell since 2003.

Director Qualifications:

The Board of Directors believes that Mr. Green is highly qualified to serve as a member of the Board of Directors due to his experience having served as a CEO of a publicly-traded company and having served on the Board of Directors of several publicly-traded companies.

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DAVID HERSKOVITS, DIRECTOR

Mr. Herskovits is a retired audit partner of Deloitte & Touche LLP. Mr. Herskovits joined Deloitte in 1974, was admitted to the partnership in 1985, and retired in 2013. During his career, Mr. Herskovits was responsible for major audit engagements for public and private companies. He also served in several technical and quality assurance roles at the firm. Mr. Herskovits received an MBA from Harvard University and a B.S. from Cornell University.  He has been director of Viking since 2018.

Director Qualifications:

The Board of Directors believes that Mr. Herskovits  is highly qualified to serve as a member of the Board of Directors due to his experience having been a partner for several years of an internationally-recognized accounting firm and having served on the Board of Directors of Viking, including serving as Chair of Viking’s Audit Committee, for approximately five years.

LAWRENCE B. FISHER, DIRECTOR

Mr. Fisher practiced securities law in New York City for over 40 years. He was Partner in the law firm Orrick, Herrington & Sutcliffe for 11 years until retirement in 2002. While at the firm, Mr. Fisher was Partner-In-Charge of the New York office and a member of the firm’s Executive Committee. Prior to Orrick, Mr. Fisher was a partner in the New York law firm Kelley, Drye & Warren for 10 years, including 3 years as a member of the firm’s Executive Committee, and prior to his time at Kelley, Drye & Warren, Mr. Fisher was associate and then partner in the law firm Parker, Chapin and Flattau for an aggregate of 22 years, 5 as an associate and the remainder as a partner. There, too, Mr. Fisher was a member of the firm’s Executive Committee. Mr. Fisher graduated from Columbia College in 1960 and Columbia Law School in 1963 and was a Research Fellow at the London School of Economics from 1963-1965. Mr. Fisher was a member of the Board of Directors of National Bank of New York City in excess of 30 years until retirement in 2000, and he was a member of the Board of Directors of Financial Federal Corporation until its sale 7 years ago. In December 2020, Mr. Fisher joined the Board of GBS, Inc., a publicly traded life science company.  He has been director of Viking since 2018.

Director Qualifications:

The Board of Directors believes that Mr. Fisher is highly qualified to serve as a member of the Board of Directors due to his experience having advised several publicly-traded companies for approximately 40 years and having served on the Board of Directors of Viking for approximately five years.

Family Relationships

There are no family relationships among our directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, (5) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Information Concerning the Board of Directors and its Committees

All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. We have previously compensated our directors for service on the Board of Directors and committees thereof through the issuance of shares of common stock, stock options and cash compensation for meeting fees. Additionally, we reimburse directors for expenses incurred by them in connection with the attendance at meetings of the Board of Directors and any committee thereof (as described below). The Board of Directors appoints annually the executive officers of the Company and the executive officers serve at the discretion of the Board of Directors.

The Board of Directors does not currently have a lead director. However, because of its capable and experienced independent directors and its strong committee system (as described more fully below), we believe this leadership structure is appropriate for the Company and allows the Board of Directors to maintain effective oversight and management and, therefore, a lead director is not necessary at this time.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate.

Risk Oversight

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board of Directors or relevant committee, which provides the relevant oversight on risk assessment and mitigation.

Policy Against Hedging

The Company does not currently have a policy against hedging.

Communicating with our Board of Directors

Stockholders may contact the Board of Directors about bona fide issues or questions about the Company by writing the Secretary at the following address: Attn: Secretary, Camber Energy, Inc., 15915 Katy Freeway, Suite 450 Houston, Texas 77094.

Our Secretary, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board of Directors.

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Board and Committee Activity and Compensation

For the fiscal year ending December 31, 2022, the Board of Directors held telephonic conferences and corresponding via email as necessary, but held no formal meetings. All material decisions of the Board of Directors were evidenced via the unanimous written consent of the Board of Directors and the various committees described below. Though no formal meetings were held, all directors attended at least 75% of the Board of Directors’ telephonic conference. All of the then current directors virtually attended our combined 2021 and 2022 annual meeting of stockholders held on September 27, 2022. The Company encourages, but does not require all directors to be present at annual meetings of stockholders.

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee. Mr. Miller, Mr. Zeidman and Mr. Green are “independent” members of the Board of Directors as defined in Section 803(A) of the NYSE American Company Guide. Committee membership and the functions of those committees are described below.

Board of Directors Committee Membership

	Audit Committee	Compensation Committee	Nominating and Governance Committee
James A. Doris
Robert K. Green
Fred S. Zeidman	M	C	C
James G. Miller	C	M	M

C - Chairman of Committee.
M - Member.

Audit Committee

The Board of Directors has selected the members of the Audit Committee based on the Board of Directors’ determination that the members are financially literate and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Audit Committee’s function is to provide assistance to the Board of Directors in fulfilling the Board of Directors’ oversight functions relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence and the performance of the Company’s independent auditors, and perform such other activities consistent with its charter and our Bylaws (the “Bylaws”) as the Committee or the Board of Directors deems appropriate. The Audit Committee produces an annual report for inclusion in our proxy statement. The Audit Committee is directly responsible for the appointment, retention, compensation, oversight and evaluation of the work of the independent registered public accounting firm (including resolution of disagreements between our management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Audit Committee shall review and pre-approve all audit services, and non-audit services that exceed a de minimis standard, to be provided to us by our independent registered public accounting firm. The Audit Committee carries out all functions required by the NYSE American (the “NYSE American”), the SEC and the federal securities laws.

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

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The Board of Directors has determined that Mr. Miller, Mr. Zeidman and Mr. Green are “independent,” and that Mr. Miller is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Miller has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information above.

For the fiscal year ending December 31, 2022, the Audit Committee held no formal meetings, but took various actions via a unanimous written consent of the committee. The Audit Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.3 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Compensation Committee

The Compensation Committee is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board of Directors on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain advisors to advise the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees of independent directors, as it deems appropriate.

For the fiscal year ending December 31, 2022, the Compensation Committee held no formal meetings. The Compensation Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 14.5 to our Annual Report on Form 10-K/A for the year ended March 31, 2009, filed with the Commission on July 29, 2009.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for (1) assisting the Board of Directors by identifying individuals qualified to become Board of Directors members; (2) recommending individuals to the Board of Directors for nomination as members of the Board of Directors and its committees; (3) leading the Board of Directors in its annual review of the Board of Directors’ performance; (4) monitoring the attendance, preparation and participation of individual directors and to conduct a performance evaluation of each director prior to the time he or she is considered for re-nomination to the Board of Directors; (5) reviewing and recommending to the Board of Directors responses to shareowner proposals; (6) monitoring and evaluating corporate governance issues and trends; (7) providing oversight of the corporate governance affairs of the Board of Directors and the Company, including consideration of the risk oversight responsibilities of the full Board and its committees; (8) assisting the Board of Directors in organizing itself to discharge its duties and responsibilities properly and effectively; and (9) assisting the Board of Directors in ensuring proper attention and effective response to stockholder concerns regarding corporate governance. We have not paid any third party a fee to assist in the process of identifying and evaluating candidates for director.

The Nominating and Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Governance Committee also regularly assesses the appropriate size of the Board of Directors and whether any vacancies on the Board of Directors are expected due to retirement or other circumstances. In addition, the Nominating and Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year.

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The Nominating and Governance Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board of Directors. The Committee selects nominees that best suit the Board of Directors’ current needs and recommends one or more of such individuals for election to the Board of Directors.

The Nominating and Governance Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Company in accordance with the manner described below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NYSE American and SEC rules and regulations.

For the fiscal year ending December 31, 2022, the Nominating and Governance Committee held no formal meetings, but did take various actions via a unanimous written consent of the committee. The Nominating and Governance Committee’s charter is available on our website at www.camber.energy at “Governance” - “Policies” and was filed as Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2013, filed with the Commission on June 28, 2013.

Director Nominations Process. As described above, the Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 15915 Katy Freeway, Suite 450 Houston, Texas 77094. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules, the Company’s Bylaws or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Compensation of Directors.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal years ended December 31, 2022.

Name	Fiscal Year	Fees Earned or Paid in Cash ($)*	Option Awards ($)	All Other Compensation	Total
Fred S. Zeidman (1)	2022	$53,336	$-	$-	$53,336

James G. Miller (1)	2022	$53,336	$-	$-	$53,336

Robert K. Green (1)	2022	$53,336	$-	$-	$53,336

*The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any stock awards, non-equity incentive plan compensation, or nonqualified deferred compensation earnings during the period presented. The table above does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

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(1) In 2022, the Company paid each member of the Board of Directors their pro rata portion of a $40,000 quarterly Board of Directors fee in cash, payable in arrears and based on the number of members of the Board of Directors at the end of each calendar quarter (for example if there are three (3) members of the Board of Directors at the end of a calendar quarter, each member would receive $13,333 in total compensation for such applicable calendar quarter).

Vote Required

The five nominees for election as directors at the Annual Meeting who receive the greatest number of votes cast by the stockholders, a plurality, will be elected as our directors. As a result, broker non-votes and abstentions will not be counted in determining which nominees received the largest number of votes cast. You may vote “FOR” all nominees, “AGAINST” all nominees or withhold your vote for any one or more of the nominees.

Board Recommendation

Our Board of Directors recommends a vote “FOR” all five nominees to the Board of Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has selected Turner to audit our consolidated financial statements for the fiscal year ending December 31, 2023. Turner has been our independent registered public accounting since September 21, 2021. We are asking the stockholders to ratify the appointment of Turner as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Turner was appointed by the Audit Committee in accordance with its charter.

In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

The Company does not anticipate a representative from Turner to be present at the annual stockholders meeting. In the event that a representative of Turner is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

The Audit Committee has approved all services provided by Turner and Marcum LLP (“Marcum”). Representatives of Turner do not plan to attend the Annual Meeting.

Change in Independent Auditors

As disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2021, we dismissed Marcum on September 16, 2021 as our independent auditor. We engaged Turner on September 21, 2021 as our independent public accounting firm to audit our consolidated financial statements for the year ended December 31, 2021 and to re-audit our consolidated financial statements for the years ended March 31, 2020 and March 31, 2019, and for the transition period ended December 31, 2020, which had previously been audited by Marcum. The audited financial statements included in the Annual Reports on Form 10-K for the years ended December 31, 2021 and March 31, 2020 were audited by Turner.

During the Company’s prior fiscal years ended March 31, 2020 and March 31, 2019, the transition period ended December 31, 2020, and through September 16, 2021, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the matter in its report on the consolidated financial statements for such year.

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Audit Fees

The aggregate fees billed by our independent auditor, Turner and our former independent auditor, Marcum, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended December 31, 2022 and December 31, 2021, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending March 31, June 30, September 30, and December 31, 2022, were:

	2022	2021

Turner	$152,500	$145,000
Marcum	$—	$495,505

Non-Audit Fees

The aggregate fees billed by our independent auditor, Turner and our former independent auditor, Marcum, for non-audit professional services rendered for the years ended December 31, 2022 and December 31, 2021, consisting solely of income tax compliance services, were:

	2022	2021
Turner	$7,320	$—
Marcum	$—	$—

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee has considered the nature and amount of fees billed by Turner believes that the provision of services for activities unrelated to the audit is compatible with maintaining Turner’s independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate the authority to pre-approve the retention of the independent registered public accounting firm for permitted non-audit services to one or more members of the committee, provided that such persons are required to present the pre-approval of any permitted non-audit service to the committee at the next meeting following any such pre-approval. None of the fees paid to the independent registered public accounting firm under the category Audit Fees described above were approved by the committee after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the fiscal year 2022 audited financial statements of the Company, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 and Exchange Act Regulation S-X, Rule 2-07; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

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Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for fiscal year 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE

James G. Miller, Chairman

Fred S. Zeidman

The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Vote Required

The approval of the ratification of the appointment of Turner as our independent registered public accounting firm for the fiscal year ending December 31, 2023 requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this Proposal. Broker non-votes will have no effect on the outcome of this Proposal. However, because brokers generally have discretionary authority to vote on the ratification of our independent auditors, broker non-votes are generally not expected to result from the vote on this Proposal. For the approval of the ratification of the appointment of Turner, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

Our Board of Directors recommends that you vote “FOR” the ratification of appointment of Turner as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

PROPOSAL 3

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board of Directors and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Named Executive Officer Compensation” (beginning on page 18), and the accompanying compensation tables and narratives.

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Our Compensation Committee oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders and the compensation practices of our peer companies (with whom we compete for executive management personnel). Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value. The Compensation Committee is guided by the following key principles in determining the compensation of our executive officers:

•

Competition Among Peers. The Compensation Committee believes that our compensation program should reflect the competitive recruiting and retention conditions in the Company’s industry, so that we can attract, motivate and retain top industry talent.

•

Accountability for Our Performance. The Compensation Committee also believes that our compensation program should be tied in part to our financial and operational performance, so that our executive officers are held accountable through their compensation for the performance of the Company based on our achievement of certain pre-determined financial and operational goals.

•

Accountability for Individual Performance. In addition, the Compensation Committee believes that our compensation program should be tied in part to the executive officer’s achievement of pre-determined individual performance goals, to encourage and promote individual contributions to the Company’s overall performance.

We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage the Company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Company is providing stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation programs of our named executive officers. Accordingly, you may vote on the following resolution at the meeting:

“RESOLVED, that the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Company’s 2023 Annual Meeting of Stockholders, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation tables and narrative discussion, be, and hereby is, APPROVED.”

The Company’s policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every year at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this Proposal.

As noted above, the vote solicited by this Proposal is advisory in nature and its outcome will not be binding on the Board of Directors or the Compensation Committee, nor will the outcome of the vote require the Board of Directors or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board of Directors or the Compensation Committee or creating or implying any additional fiduciary duty of the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

Compensation Committee Interlocks and Insider Participation

During 2022, Mr. Zeidman (Chair) and Mr. Miller served on our Compensation Committee. No member of our Compensation Committee is or was an officer or employee of the Company. During 2022, no executive officer of the Company served as (i) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on our Compensation Committee, (ii) a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as our director.

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2021 and 2022 Advisory Vote on Executive Compensation

We provide our stockholders with the opportunity to cast an advisory vote on executive compensation (the “Say-On-Pay Proposal”) every year. At the last annual meeting of our stockholders held on September 27, 2022, approximately 94% of the shares voted at the annual meeting and cast on the proposal, voted in favor of our Named Executive Officers’ 2021 and 2022 compensation. The Board of Directors and the Compensation Committee considered these favorable results and did not make significant changes to our executive compensation program because it believes this advisory shareowner vote indicates strong support for our current compensation policies.

Vote Required

The approval of the advisory vote on the compensation of our named executive officers requires the affirmative vote of the holders of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote. As a result, abstentions will have the same practical effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal. For the approval of the advisory vote on the compensation of our named executive officers, you may vote “FOR” or “AGAINST” or abstain from voting.

Board Recommendation

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the accompanying compensation tables and the related narrative disclosure contained in this proxy statement.

OTHER INFORMATION

Principal Stockholders

The following table sets forth information as of October 9, 2023 regarding the beneficial ownership of our common stock, assuming the conversion of our Series A Preferred Stock, Series C Preferred Stock and Series G Preferred Stock, by:

•	each stockholder known by us to be the beneficial owner of more than five percent of our outstanding shares of common stock,
•	each director,
•	each executive officer named in the Named Executive Officer Compensation table, beginning on page 18, and
•	all directors and executive officers as a group.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. For purposes of calculating each person’s percentage ownership, common stock issuable pursuant to options, warrants or other securities exercisable within 60 days are included as outstanding and beneficially owned for that person or group, but are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the beneficial owner.

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Percentage ownership of our common stock in the table is based on 150,093,610 shares of common stock issued and outstanding as of October 9, 2023, assuming the conversion of those certain convertible promissory notes issued in favor of FK Venture LLC, a Delaware limited liability company, and all shares of Series C Preferred Stock, Series A Preferred Stock and Series H Preferred Stock issued and outstanding as of October 9, 2023, subject to a beneficial ownership limitation preventing conversion into our common stock if the holder would be deemed to beneficially own more than 9.99% of our common stock, with respect to the conversion of Series C Preferred Stock and Series A Preferred Stock, and 4.99% of our common stock, with respect to the conversion of Series H Preferred Stock. Camber also has 2,4534,996 outstanding warrants to purchase common stock with exercise prices between $1.00 and $2.70, 41.5% of which have an exercise price of $2.26 per share and expire December 28, 2023 and 24.7% of which have an exercise price of $1.80 and expire August 2, 2024. Given the current trading price of Camber’s common stock, Camber does not believe the holders thereof will exercise these warrants within 60 days of October 9, 2023. This table is based on information supplied by officers, directors and selling stockholders and by Schedules 13D and Schedules 13G, if any, filed with the SEC. Unless otherwise indicated, the address of each of the individuals and entities named below is c/o Camber Energy, Inc., 15915 Katy Freeway, Suite 450, Houston, Texas 77094.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to their common stock. Pursuant to Rule 13d-4 under the Exchange Act, the statements concerning voting and dispositive power concerning the common stock included in the footnotes to this table shall not be construed as admissions that such persons are the beneficial owners of such common stock.

	Number of Shares of Common Stock	Percent of Common Stock
Stockholder
Executive Officers and Directors
James A. Doris (1)	14,994,352	9.99%
John McVicar	-	-
Frank W. Barker, Jr. (2)	3,849,306	2.56%
Robert K. Green	-	-
Fred S. Zeidman	-	-
James G. Miller (3)	-	-
David Herskovits (4)	73,890	*
Lawrence B. Fisher (5)	47,323	*
All Executive Officers and Directors as a Group (Six Persons)	18,964,871	12.64%
Greater than 5% Stockholders
Antilles Family Office, LLC (6)	14,994,352	9.99%

* Indicates beneficial ownership of less than 1% of the outstanding common stock.

(1)

Includes 222,223 shares of common stock held by Mr. Doris, 1,666,667 warrants to purchase common stock held by Mr. Doris and 28,092 shares of Series A Preferred Stock held by Mr. Doris, which are convertible in common stock; provided that, pursuant to the terms of the Series A COD, Camber may not issue common stock which, when aggregated with all other shares of common stock then deemed beneficially owned by Mr. Doris, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance.

(2)

Includes 3,849,306 shares of common stock held by Mr. Barker. Mr. Barker served as the Chief Financial Officer and Treasurer of Camber from December 23, 2020 through his resignation on September 1, 2023.

(3)	Mr. Miller has served as a director of Camber since July 10, 2018 but is not seeking re-election.

(4)	Includes 7,223 shares of common stock held by Mr. Herskovits and 66,667 warrants to purchase common stock held by Mr. Herskovits.

(5)	Includes 2,879 shares of common stock held by Mr. Fisher and 44,444 warrants to purchase common stock held by Mr. Fisher.

(6)

5330 Yacht Haven Grande, Suite 206, St. Thomas, U.S. Virgin Islands, 00802. As of October 9, 2023, Antilles Family Office, LLC (“Antilles”) holds 30 shares of Series C Preferred Stock which are convertible into common stock and 5,272 shares of Series G Preferred Stock, which are currently not convertible into common stock; provided that, pursuant to the terms of the Series C COD (as defined below) and the Series G COD, Camber may not issue shares of common stock which, when aggregated with all other shares of common stock then deemed beneficially owned by Antilles, would result in the reporting person holding at any one time more than 9.99% of all common stock outstanding immediately after giving effect to such issuance. Camber believes that John Burke has voting and dispositive control over the securities held by the shareholder. Antilles has contractually agreed not to vote any shares except as requested by the Board of Directors.

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Executive Officers

All of our executive officers are listed in the following table:

Name	Age	Position
James A. Doris	51	President and Chief Executive Officer
John McVicar	60	Chief Financial Officer

James A. Doris, President and Chief Executive Officer

Mr. Doris’s biographical information is presented above in Proposal 1, beginning on page 6.

Mr. McVicar, Chief Financial Officer

Mr. McVicar has been serving since June 2022 as the Chief Financial Officer of Viking and was appointed as Chief Financial Officer for the Company on September 1, 2023. He brings 35 years of international business experience in Management Consulting and Finance. He is a retired partner of EY LLP where he spent a total of 23 years in management consulting and audit. He has also served as chief financial officer of several public companies and held several regional finance leadership roles with large U.S. and Canadian multinationals in Canada, the U.S., South America and Asia. Mr. McVicar is a CPA and received an MBA from Duke University and a Bachelor of Commerce from Queen's University. He also holds an ICD.D from the Institute of Corporate Directors.

Named Executive Officer Compensation

The following table sets forth information concerning the compensation of our Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the most highly compensated executive officer other than the CEO and CFO who was serving as an executive officer of the Company for the year ended December 31, 2022 (the Company did not have any executive officers other than its CEO and CFO as of December 31, 2022), and up to two additional individuals for whom disclosure would have been required had they been serving as an executive officer at the end of the last completed fiscal year (collectively, the “Named Executive Officers”).

Name and Principal Position	Fiscal Year	Consulting Fees/Salary		Bonus	Stock Awards	All Other Compensation	Total
James A. Doris	2022	$240,000		$-	$-	$-	$240,000
Chief Executive Officer (1)	2021	$180,000	(2)	$-	$-	$-	$180,000
Louis G. Schott	2022	-		-	-	-	-
Former Interim Chief Executive Officer (3)	2021	$176,836	(4)	$-	$-	$-	$176,836

Frank W. Barker, Jr.	2022	$240,000		$-	$-	$-	$240,000
Former Chief Financial Officer (5)	2021	$180,000	(6)	$-	$-	$-	$180,000
Robert Schleizer	2022	$-		$-	$-	$-	$-
Former Chief Financial Officer (7)	2021	$165,052	(8)	$-	$-	$-	$165,052

* Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

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No executive officer earned any non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. The value of the Stock Awards in the table above was calculated based on the fair value of such securities calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(1)	Mr. Doris was appointed as CEO on December 23, 2020.

(2)

The amount included in “All Other Compensation” for the years ended December 31, 2022 and December 31, 2021, is comprised of $240,000 and $180,000, respectively, paid to AGD Advisory Group, Inc., a company affiliated with Mr. Doris.

(3)	Mr. Schott served as the Interim Chief Executive Officer of Camber from May 2018 through his resignation on December 23, 2020.

(4)

Mr. Schott works on a consulting basis through Fides Energy LLC (“Fides”). Total fees paid by Camber to Fides during the year ended December 31 2021 and the nine months ended December 31, 2020 were $176,836. In addition to his monthly $25,000 fee, plus expenses, throughout 2020, Fides was paid a $150,000 bonus for past services and upon completion of the Viking acquisition, and a CEO termination fee of $86,742.

(5)	Mr. Barker served as the Chief Financial Officer and Treasurer of Camber from December 23, 2020 through his resignation on September 1, 2023.

(6)

The amount included in “All Other Compensation” for the years ended December 31, 2022 and December 31, 2021, is comprised of $240,000 and $180,000, respectively, paid to FWB Consulting, Inc., a company affiliated with Mr. Barker.

(7)

Mr. Schleizer served as Chief Financial Officer (beginning as Interim Chief Financial Officer) since June 2, 2017, as a member of the Board of Directors since October 6, 2017, and as Treasurer of Camber since January 9, 2018. He resigned from all three positions on December 23, 2020. Mr. Schleizer is the Managing Partner of BlackBriar Advisors LLC (“BlackBriar”). In addition to financial management, BlackBriar provided accounting, treasury, administrative and financial reporting services to the Company. Total fees paid by the Company to BlackBriar during the years ended December 31, 2022 and December 31, 2021 were $0.00 and $165,052.

(8)

Mr. Schleizer is the Managing Partner of BlackBriar. In addition to financial management, BlackBriar provides accounting, treasury, administrative and financial reporting services to Camber. Total fees paid by Camber to BlackBriar during the years ended December 31, 2022 and December 31, 2021 were $0.00 and $165,052, respectively.

Employment Agreements

As of December 31, 2022, the Company did not have any formal compensation arrangements with any executive except that the Company had orally agreed to pay, commencing April 2021, the entity of the Company’s CEO $20,000 per month, and, commencing September 1, 2023, the Company’s CFO $30,000 per month. The Company has no employees, but engages professional consultants as needed.

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Pay versus Performance

New SEC rules adopted in 2022 require us to disclose the following information regarding named executive officer compensation in relation to certain financial performance information about the Company. The Compensation Committee did not consider the pay versus performance disclosures below when making any of its named executive compensation decisions for any of the years shown.

2022 Pay Versus Performance Table

	CEO (1)		Other NEOs (1)
Year	NEO Compensation Table Total for CEO (2)	Compensation Actually Paid to CEO (3)	Average NEO Compensation Table Total for Non-CEO NEOs(2)	Average Compensation Actually Paid to Non-CEO NEOs (3)	Value of Initial Fixed $100 Investment Based on TSR (4)	Net Income (Loss) (5)
2022	$240,000	$240,000	$240,000	$240,000	$4.38	$(107,741,965)
2021	$180,000	$180,000	$173,963	$173,963	$92.23	$(169,675,169)

(1)	Our principal executive officer for each of the years indicated was our CEO, James A. Doris. Our named executive officers other than our CEO (“Other NEOs”) were as follows:

2022	2021
Frank W. Barker, Jr.	Louis G. Scott
Frank W. Barker, Jr.
Robert Schleizer

(2)

Reflects, for our CEO, the total compensation reported in the Named Executive Officer Compensation Table and for the Other NEOs, the average total compensation reported in the Named Executive Officer Compensation Table in each of the fiscal years indicated.

(3)

The Named Executive Officer Compensation Table totals did not require equity award adjustments to arrive at the “Compensation Actually Paid to the CEO” and “Average Compensation Actually Paid to Non-CEO NEOs” in each year. During the measurement period, none of the NEOs were granted equity awards or otherwise had equity awards outstanding. Named Executive Officer Compensation Table totals for each year consist solely of salary and/or consulting fees paid to the NEOs each year.

(4)

For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock from December 31, 2020 through December 31 of each covered fiscal year.

(5)	Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

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2022 Pay Versus Performance Relationships

Relationship Between Compensation Actually Paid and Cumulative TSR. As required by Item 402(v) of Regulation S-K, we are presenting the graph below which compares the compensation actually paid to the CEO and the average amount of compensation actually paid to the Non-CEO NEOs to cumulative TSR of the Company over the two-year period presented in the Pay Versus Performance Table. The TSRs reflected in the graph below assume reinvestment of dividends, where applicable, and that $100 was invested at the market close on December 31, 2020.

Relationship Between Compensation Actually Paid and Net Income. As required by Item 402(v) of Regulation S-K, we are presenting the graph below which compares the compensation actually paid to the CEO and the average amount of compensation actually paid to the Non-CEO NEOs to net income of the Company over the two-year period presented in the Pay Versus Performance Table.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company views the link between the Company’s performance and its executives’ pay.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee

Fred S. Zeidman

James G. Miller

October 18, 2023

Outstanding Equity Awards at Fiscal Year End

None of our Named Executive Officers had any stock options or stock awards outstanding as of December 31, 2022.

Incentive Compensation Plans

The Company stockholders approved the 2014 Stock Incentive Plan (as amended to date, the “2014 Plan”) at the annual stockholder meeting held on February 13, 2014, which has since been amended. The 2014 Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2014 Plan.

The Company stockholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Plan”) at the annual stockholder meeting held on December 16, 2011. The 2012 Plan provides the Company with the ability to offer (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing, to employees, consultants and contractors as provided in the 2012 Plan.

The Company stockholders approved the Lucas Energy, Inc. 2010 Long Term Incentive Plan (“2010 Plan” and together with the 2014 Plan and the 2012 Plan, the “Plans”) at the annual stockholder meeting held on March 30, 2010. The 2010 Plan provides the Company with the ability to offer (1) incentive stock options, (2) non-qualified stock options, and (3) restricted shares (i.e., shares subject to such restrictions, if any, as determined by the Compensation Committee or the Board of Directors) to employees, consultants and contractors as performance incentives.

As a result of the reverse stock splits effectuated on December 24, 2018, October 29, 2019 and December 14, 2022, the number of shares of common stock authorized for initial issuance or grant, under the 2010 Plan, 2012 Plan and 2014 Plan are nominal. Moving forward the Company does not anticipate making any further awards under the Plans.

Under the 2010 Plan, 58 shares of the Company’s common stock are authorized for initial issuance or grant, under the 2012 Plan, 96 shares of the Company’s common stock are authorized for initial issuance or grant, and under the 2014 Plan, as amended, 2,500,000 shares of the Company’s common stock are authorized for issuance or grant. As of October 9, 2023, there was an aggregate of 58 share available for issuance or grant under the 2010 Plan, 96 shares were available for issuance or grant under the 2012 Plan and an aggregate of approximately 2,500,000 securities were available for issuance or grant under the 2014 Plan as amended for future issuances and grants, respectively. The number of securities available under the 2010, 2012 and 2014 Plans is reduced one for one for each security delivered pursuant to an award under the Plans. Any issued or granted security that becomes available due to expiration, forfeiture, surrender, cancellation, termination or settlement in cash of an award under the Incentive Plans may be requested and used as part of a new award under the Plans.

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The Plans are administered by the Compensation Committee and/or the Board of Directors in its discretion. The Compensation Committee interprets the Plans and has broad discretion to select the eligible persons to whom awards will be granted, as well as the type, size and terms and conditions of each award, including the exercise price of stock options, the number of shares subject to awards, the expiration date of awards, and the vesting schedule or other restrictions applicable to awards.

Description of Capital Stock

The total number of shares of all classes of stock that we have authority to issue is 510,000,000, consisting of 500,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. As of October 9, 2023, we had (i) 107,531,250 shares of common stock outstanding, (ii) 5,200 designated shares of Series C Preferred Stock, 30 of which were outstanding, (iii) 25,000 designated shares of Series G Preferred Stock, 5,272 of which were outstanding, (iv) 28,092 shares of Series A Preferred Stock, 28,092 of which were outstanding and (v) 2,075 shares of Series H Preferred Stock, 275 of which were outstanding.

Common Stock

Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. Each stockholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

The presence of the persons entitled to vote 33% of the outstanding voting shares on a matter before the stockholders shall constitute the quorum necessary for the consideration of the matter at a stockholders meeting.

The vote of the holders of a majority of the votes cast on the matter at a meeting at which a quorum is present shall constitute an act of the stockholders, except for the election of directors, who shall be appointed by a plurality of the shares entitled to vote at a meeting at which a quorum is present. The common stock does not have cumulative voting rights, which means that the holders of a majority of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

Preferred Stock

Subject to the terms contained in any designation of a series of preferred stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of preferred stock:

1)

The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of our Board of Directors;

2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;

3)

The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;

4)

Whether the shares of such class or series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;

26

5)

The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;

6)

Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;

7)

Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;

8)

The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of the common stock or shares of stock of any other class or any other series of the same class;

9)

The conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;

10)

The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of preferred stock as to the payment of dividends, the distribution of assets and all other matters;

11)

Facts or events to be ascertained outside the articles of incorporation of the Company, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment; and

12)

Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of our articles of incorporation, as amended, to the full extent permitted by the laws of the State of Nevada.

The powers, preferences and relative, participating, optional and other special rights of each class or series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

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Series C Preferred Stock

Holders of the Series C Preferred Stock are entitled to cumulative dividends in the amount of 24.95% per annum (adjustable up to 34.95% if a trigger event, as described in the designation of the Series C Preferred Stock occurs), payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion, provided that upon any redemption, conversion, or maturity, seven years of dividends are due and payable on such redeemed, converted or matured stock. The Series C Preferred Stock ranks senior to the common stock and pari passu with respect to our Series B Preferred Stock. The Series C Preferred Stock has no right to vote on any matters, questions or proceedings of the Company including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all of the Company’s property, business and undertakings; and (f) during the winding-up of the Company.

The Series C Preferred Stock may be converted into shares of common stock at any time at the option of the holder, or at our option if certain equity conditions (as defined in the certificate of designation for the Series C Preferred Stock), are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted an amount, in cash or stock at our sole discretion, equal to the dividends that such shares would have otherwise earned if they had been held through the maturity date (i.e., seven years), and issue to the holders such number of shares of common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the applicable conversion price of $162.50 per share.

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable. Specifically, the conversion rate of such premiums and dividends equals 95% of the average of the lowest 5 individual daily volume weighted average prices during the Measuring Period, not to exceed 100% of the lowest sales prices on the last day of the Measuring Period, less $0.05 per share of common stock, unless a trigger event has occurred, in which case the conversion rate equals 85% of the lowest daily volume weighted average price during the Measuring Period, less $0.10 per share of common stock not to exceed 85% of the lowest sales prices on the last day of such the Measuring Period, less $0.10 per share. Notwithstanding the above, in no event will the value of the common stock pursuant to the foregoing be below the par value per share of the common stock ($0.001). The “Measuring Period” is the period beginning, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, before the applicable notice has been provided regarding the exercise or conversion of the applicable security, and ending, if no trigger event has occurred, 30 trading days, and if a trigger event has occurred, 60 trading days, after the applicable number of shares stated in the initial exercise/conversion notice have actually been received into the investor’s designated brokerage account in electronic form and fully cleared for trading. Trigger events are described in the designation of the Series C Preferred Stock, but include items which would typically be events of default under a debt security, including filing of reports late with the SEC.

The Series C Preferred Stock has a maturity date that is seven years after the date of issuance. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other preferred stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock, or (ii) Rule 144 under the Securities Act is available for the immediate unrestricted resale of all shares of common stock issuable upon conversion of the Series C Preferred Stock.

The Series C Preferred Stock is subject to a beneficial ownership limitation, which prevents any holder of the Series C Preferred Stock from converting such Series C Preferred Stock into common stock, if upon such conversion, the holder would beneficially own greater than 9.99% of our outstanding common stock.

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Pursuant to the Fifth Amended and Restated Certificate of Designation (the “Series C COD”), which was filed as required by various agreements that we entered into in October 2021, holders of the Series C Preferred Stock are permitted to vote together with holders of common stock on all matters other than election of directors and shareholder proposals (including proposals initiated by any holders of Preferred Shares), on an as-if converted basis, subject to the beneficial ownership limitation in the Series C COD for the Series C Preferred Stock, even if there are insufficient shares of authorized common stock to fully convert the Series C Preferred Stock. Also pursuant to the October 2021 Agreements, due to the occurrence of a trigger event the Company no longer has the right to conduct an early redemption of the Series C Preferred Stock as provided for in the Series C COD.

On October 31, 2022, we filed with the Secretary of State of Nevada an amendment to the Camber Series C COD (the “Amendment”), dated as of October 28, 2022 (the “Amendment Date”), pursuant to agreements between Camber and each of Discover and Antilles signed on October 28, 2022, which amended the Series C COD such that (i) beginning on the Amendment Date and thereafter, when determining the conversion rate for each share of Series C Preferred Stock based on the trading price of our common stock over a certain number of previous days (“Measurement Period”), no day will be added to what would otherwise have been the end of any Measurement Period for the failure of the Equity Condition (as defined in the Series C COD), even if the volume weighted average trading price (“Measuring Metric”) is not at least $1.50 and each investor waived the right to receive any additional shares of common stock that might otherwise be due if such Equity Condition were to apply after the Agreement Date, including with respect to any pending Measurement Period; and (ii) (A) beginning on the Amendment Date and for the period through December 30, 2022, the Measuring Metric will be the higher of the amount provided in Section I.G.7.1(ii) of the Series C COD and $0.20, and (B) beginning at market close on December 30, 2022 and thereafter, the Measuring Metric will be the volume weighted average trading price of the common stock on any day of trading following the date of first issuance of the Series C Preferred Stock.

As of October 9, 2023, Antilles held 30 shares of  Series C Preferred Stock and Camber estimated these shares would be able to convert into approximately 9,327,767 common shares pursuant to the conversion formula set out in the Series C COD associated with the Series C Preferred Stock, using approximately $0.2102 as the low volume weighted average price of Camber Common Stock for the purposes of calculating the Conversion Premium due upon conversion.

As of October 9, 2023, Antilles is entitled to approximately 48,911,091 shares of Camber Common Stock in connection with the prior conversion of approximately 240 shares of  Series C Preferred Stock between January 1, 2023 and August 31, 2023 as a result of the extension of the Measurement Period for each conversion and the low volume weighted average price of Camber Common Stock decreasing following the date of the initial conversions of the 240 shares of Series C Preferred Stock.  The aforementioned estimate is based on the low volume weighted average price of Camber Common Stock being $0.2102 for the purposes of calculating the Conversion Premium.

The following tables present a range of estimates of the number of shares potentially issuable to settle future conversions of the Series C Preferred Stock outstanding at October 9, 2023, including the conversion premiums, reflecting consideration of all provisions that pertain to the computation of settlements as follows:

Estimate of Common Shares Due to Series C Pref. Shareholders (assuming Dividends/Conversion Premium are paid in stock as opposed to cash)
Series C Pref. Shares Outstanding – October 9, 2023	30
Assume Triggering Event	Yes

Low VWAP During Measurement Period - $0.2102

Conversion Price for Preferred Stock	$162.5
Camber Common Share Price	$0.2102

Price for Calculating Conversion Premium (i.e. 85% of VWAP less $0.10)	$0.0787
Series C Pref Shares	30
Face value per share	$10,000
Total value	$300,000
Annual Conversion Premium	$104,850
Total Conversion Premium (7 years worth of dividends)	$733,950
Underlying common shares for Face Value Portion	1,846
Underlying common shares for Conversion Premium	9,325,921
Total Potential Shares	9,327,767

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Series G Preferred Stock

On or about December 30, 2021, the Company filed with the State of Nevada the Series G COD.

Pursuant to the Series G COD, the Series G Preferred Stock, each of which having a face value of $10,000 per share, may be converted into shares of common stock at any time at the option of the holder at a price per share of common stock equal to one cent above the closing price of the Company’s common stock on the date of the issuance of such shares of Series G Preferred Stock, or as otherwise specified in the Stock Purchase Agreement, subject to adjustment as otherwise provided in the Series G COD. Upon conversion, the Company will pay the holders of the Series G Preferred Stock being converted a conversion premium equal to the amount of dividends that such shares would have otherwise earned if they had been held through the maturity date.

The Series G Preferred Stock, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Company’s common stock; (b) junior to the Series C Preferred Stock, (c) senior to the Series E Redeemable Convertible Preferred Stock and Series F Redeemable Convertible Preferred Stock, as such may be designated as of the date of this Designation, or which may be designated by the Company after the date of this Designation; (d) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in the Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (e) junior to all existing and future indebtedness of the Company.

Except as prohibited by applicable law or as set forth herein, the holders of shares of Series G Preferred Stock will have the right to vote together with holders of common stock and Series C Preferred on all matters other than: (i) the election of directors; (ii) and any shareholder proposals, including proposals initiated by any holder of shares of Series G Preferred Stock, in each instance on an as-converted basis, subject to the beneficial ownership limitation in the Series G COD even if there are insufficient shares of authorized common stock to fully convert the shares of Series G Preferred Stock into common stock.

Commencing on the date of the issuance of any such shares of Series G Preferred Stock, each outstanding share of Series G Preferred Stock will accrue cumulative dividends at a rate equal to 10.0% per annum, subject to adjustment as provided in the Series G COD (to a maximum of 30% per annum), of the Face Value. Dividends will be payable with respect to any shares of Series G Preferred Stock upon any of the following: (a) upon redemption of such shares in accordance with the Series G COD; (b) upon conversion of such shares in accordance with the Series G COD; and (c) when, as and if otherwise declared by the Board of Directors.

Dividends, as well as any applicable conversion premium payable hereunder, will be paid in shares of common stock valued at (i) if there is no Material Adverse Change as at the date of payment or issuance of common shares for the conversion premium, as applicable, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the common stock on the trading market during the applicable measurement period for the calculation of the conversion premiums (the “Measurement Period”), which may be non-consecutive, less $0.05 per share of common stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of common stock, or (ii) during the time that any MAC is ongoing, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by holder, less $0.10 per share of common stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of common stock.

On the Dividend Maturity Date, the Company may redeem any or all shares of Series G Preferred Stock by paying holder, in registered or unregistered shares of common stock valued at an amount per share equal to 100% of the liquidation value for the shares redeemed, and the Company will use its best efforts to register such shares.

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The following table presents a range of estimates of the number of shares potentially issuable to settle future conversions of the Series G Preferred Stock outstanding at October 9, 2023, including the conversion premiums, reflecting consideration of all provisions that pertain to the computation of settlements as follows:

Series G Pref. Shares Outstanding – October 9, 2023			5,272
Conversion Price for Preferred Stock		$45.015
Common Stock Price	$
Price for Calculating Conversion Premium		$10.00
Series G Pref Shares		$5,272
Face value per share		$10,000
Total value		$52,720,000
Annual Conversion Premium		$15,816,000
Total Conversion Premium (5 years guaranteed)		$79,080,000
Underlying common shares for Face Value Portion		1,171,165
Underlying common shares for Conversion Premium		9,414,286
Total Potential Shares		10,585,451

Series A Preferred Stock

On August 1, 2023, the Company filed with the State of Nevada the Certificate of Designations of Preferences, Powers, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A COD”).

The Series A COD designated up to 28,092 shares of the authorized but unissued shares of its preferred stock as Series A Preferred Stock. The holders of Series A Preferred Stock (the “Series A Holders”) are entitled to receive, and Camber shall pay, dividends on shares of the New Camber Series A Preferred Stock equal to the amount of the dividend or distribution per share of Camber common stock payable at such time multiplied by the number of shares of Camber common stock the shares of Series A Preferred Stock held by such holder are convertible into.

Except as required by applicable law the Series A Holders have no right to vote on any matters, questions or proceedings of Camber except: (a) on a proposal to increase or reduce Camber’s share capital; (b) on a resolution to approve the terms of a buy-back agreement; (c) on a proposal to wind up Camber; (d) on a proposal for the disposal of all or substantially all of Camber’s property, business and undertaking; (f) during the winding-up of Camber; and/or (g) with respect to a proposed merger or consolidation in which Camber is a party or a subsidiary of Camber is a party.

Each share of Series A Preferred Stock entitles the holder thereof to 890 votes on all matters Series A Holders have the right to vote. Series A Holders will vote together as one class.

Upon any liquidation, dissolution or winding-up of Camber, whether voluntary or involuntary (a “Liquidation”), Series A Holders will be entitled to receive out of the assets of Camber, whether such assets are capital or surplus, for each share of Series A Preferred Stock the same amount that a holder of Camber common stock would receive if the Series A Preferred Stock were fully converted to Camber common stock, which amounts shall be paid pari passu with all holders of Camber common stock. A Fundamental Transaction, as defined in the Series A COD, shall not be treated as a Liquidation.

Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of Camber or any transfer agent for such stock, into eight hundred and ninety (890) shares of fully paid and non-assessable Camber common stock (the “Series A Conversion Rate”). The Series A Conversion Rate is subject to a beneficial ownership limitation as set forth in Section 6(b) of the Series A COD.

If Camber, at any time while the Series A Preferred Stock is outstanding, issues stock splits, effects a recapitalization of the Camber common stock, makes a subsequent rights offerings, or makes any dividend or other distribution of its assets, then the Series A Holders can adjust the Series A Conversion Rate of the Series A Preferred Stock to account for such transaction.

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Series H Preferred Stock

On August 1, 2023, the Company filed with the State of Nevada the Certificate of Designations of Preferences, Powers, Rights and Limitations of Series H Convertible Preferred Stock (the “Series H COD”).

The Series H COD designated up to 2,075 shares of the authorized but unissued shares of its preferred stock as Series H Preferred Stock.

Except as required by applicable law, holders of the New Camber Series H Preferred Stock (“Series H Holders”) have voting rights equal to one vote per share of Series H Preferred Stock held on a non-cumulative basis.

Each share of Series H Preferred Stock is convertible into a number of shares of Camber common stock as set forth in Section 5(a) of the Series H COD (the “Series H Conversion Rate”). The Series H Conversion Rate is subject to the beneficial ownership limitation as set forth in Section 5(b) of the Series H COD.

Convertible Loans

On August 1, 2023, pursuant to the Agreement and Plan of Merger, the Company assumed each promissory note issued by Viking that was convertible into Viking common stock (a “Viking Convertible Note”) that, as of immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger) was outstanding and unconverted, was converted into a promissory note convertible into common stock  (an “Adjusted Convertible Note”) having substantially the same terms and conditions as applied to the corresponding Viking Convertible Note as of immediately prior to the Effective Time (including, for the avoidance of doubt, any extended post-termination conversion period that applies following consummation of the merger), except that (i) instead of being convertible into Viking common stock, such Adjusted Convertible Note is convertible into common stock, and (ii) all references to the “Company” in the Viking Convertible Note agreements are references to Camber in the Adjusted Convertible Note agreements.  As of October 9, 2023, the principal amount of outstanding loans convertible into Camber Common Stock was $2,400,000 at a fixed conversion price of $0.4185 per share.

Promissory Notes in favor of Discover Growth Fund, LLC

The company previously executed and delivered four promissory notes in favor of Discover Growth Fund, LLC, in the aggregate principal amount of approximately $46,815,789. The promissory notes previously had a conversion feature entitling the holder to convert all or part of the principal amount of the promissory notes into Camber Common Stock. On mutual agreement of Discover Growth Fund, LLC and Camber, the conversion entitlement was terminated. The promissory notes bear interest at a rate of 3.25% per annum and have a maturity date of January 1, 2027.

Certain Relationships and Related Transactions

Related Party Transactions

The Company’s CEO and director, James Doris, renders professional services to the Company through AGD Advisory Group, Inc., an affiliate of Mr. Doris’. Amounts paid for the years ended December 31, 2022 and December 31, 2021 were $240,000 and $180,000, respectively.

The Company’s previous CFO, Frank W. Barker, Jr., rendered professional services to the Company through FWB Consulting, Inc., an affiliate of Mr. Barker’s. Amounts paid for the years ended December 31, 2022 and December 31, 2021 were $240,000 and $180,000, respectively.

Related Party Office Space Use

As of December 31, 2020, the Company consolidated its office into Viking’s office in Houston. Prior to that, BlackBriar provided Camber’s office space without charge to Camber.

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Related Party Transaction Policy

The Board of Directors has adopted a Related Party Transaction Policy, which is designed to monitor and ensure the proper review, approval, ratification, and disclosure of our related party transaction. This policy applies to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any related party has or will have a direct or indirect interest. The Audit Committee must review, approve and ratify a related party transaction if such transaction is consistent with the Related Party Transaction Policy. While reviewing a related party transaction, the Audit Committee shall take into account, among other factors it deems appropriate, (i) whether the transaction was undertaken in the ordinary course of business of the Company, (ii) whether the related party transaction was initiated by the Company, a subsidiary, or the related party, (iii) whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, (iv) the purpose of, and the potential benefits to the Company of, the related party transaction, (v) the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party, (vi) the related party’s interest in the related party transaction and (vii) any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

Director Independence

During the year ended December 31, 2022, the Board of Directors determined that 75% of the Board of Directors is independent under the definition of independence and in compliance with the listing standards of the NYSE American listing requirements. Based upon these standards, the Board of Directors has determined that Messrs. Miller, Zeidman and Green are “independent” members of the Board of Directors as defined in Section 803(A) of the NYSE American Company Guide, and Mr. Doris is not “independent” due to his status as an officer of the Company (see “Executive Officers” above beginning on page 18).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely upon our review of the Section 16(a) filings that have been furnished to us and representations by our directors and executive officers (where applicable), we believe that all filings required to be made under Section 16(a) during the fiscal year ended December 31, 2022 and through the date of this filing, were timely made, with the exception of: one Form 3 reporting one transaction was filed late on behalf of Mr Green; and one Form 3 reporting one transaction was filed late on behalf of Mr. Barker.

Code of Ethics

On November 29, 2016, the Board of Directors approved and adopted an amended and restated Code of Business and Ethical Conduct (the “Revised Code”), which applies to all officers, directors and employees. The Revised Code replaced the Company’s prior Code of Ethics adopted in June 2009 and reflects, among other matters, clarifications and revisions relating to conflicts of interest, confidentiality, compliance with laws, reporting and enforcement, and other matters intended to update the Company’s Code of Ethics.

You can access our Revised Code on our website at www.camber.energy, and any stockholder who so requests may obtain a free copy of our Code of Ethics by submitting a written request to our Secretary. Additionally, the Code of Ethics was filed as an exhibit to the Company’s Form 8-K dated November 29, 2016, filed with the SEC on December 5, 2016, as Exhibit 14.1 thereto.

We intend to disclose any amendments or future amendments to our Revised Code and any waivers with respect to our Revised Code granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at www.camber.energy within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Revised Code to any such officers or employees.

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The Revised Code includes a policy on reporting illegal or unethical business or workplace conduct by employees, officers or members of the Board of Directors, which replaced our prior Whistleblower Protection Policy adopted in 2009.

Dissenters’ Rights

Under Nevada law there are no dissenters’ rights available to our stockholders in connection with any of the Proposals.

Other Matters

Our Annual Reports to Stockholders on Form 10-K covering the fiscal year ended December 31, 2022, our Quarterly Reports on Form 10-Q and other information are available on our website (www.camber.energy) and may also be obtained by calling (281) 404-4387 or writing to the address below:

Camber Energy, Inc.

15915 Katy Freeway, Suite 450

Houston, Texas 77094

Attn: Secretary

The persons designated to vote shares covered by our Board of Directors’ proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the meeting. Management does not expect that any matters other than those referred to in this Proxy Statement will be presented for action at the meeting.

Stockholder Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2024 fiscal year Annual Meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Secretary, at our principal executive offices at 15915 Katy Freeway, Suite 450 Houston, Texas 77094, not earlier than the close of business on August 12, 2024, and not later than the close of business on September 10, 2024, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2024 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after December 7, 2024. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

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Nominations for Directors for the 2024 Annual Meeting of Stockholders

The Nominating and Governance Committee will consider qualified director candidates recommended in good faith by stockholders, provided those nominees meet the requirements of NYSE American and applicable federal securities law. The Nominating and Governance Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources. Any stockholder wishing to recommend a nominee should submit the candidate’s name, credentials, contact information and his or her written consent to be considered as a candidate. These recommendations should be submitted in writing to the Company, Attn: Secretary, Camber Energy, Inc., 15915 Katy Freeway, Suite 450 Houston, Texas 77094, not earlier than the close of business on August 12, 2024, and not later than the close of business on September 10, 2024, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 204 Annual Meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after December 7, 2024. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2023 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws. The proposing stockholder should also include his or her contact information and a statement of his or her share ownership. The Committee may request further information about stockholder recommended nominees in order to comply with any applicable laws, rules or regulations or to the extent such information is required to be provided by such stockholder pursuant to any applicable laws, rules or regulations.

Sincerely,

/s/ James A. Doris
James A. Doris
Chief Executive Officer

Houston, Texas
October 18, 2023

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[PROXY CARD]

CAMBER ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – December 7, 2023, at 10:00 A.M. (HOUSTON TIME).

CONTROL ID:

REQUEST ID:

The undersigned stockholder of CAMBER ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around October 18, 2023, and hereby appoints James A. Doris and Holly McCaw proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2023 annual Meeting of Stockholders of the Company, to be held on December 7, 2023 at 10:00 a.m. (Houston time) at 15915 Katy Freeway, Suite 450 Houston, Texas 77094, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. You hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://agm.iproxydirect.com/cei

PHONE:	1-866-752-VOTE(8683)

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED
ANNUAL MEETING OF THE STOCKHOLDERS OF		ENVELOPE.
CAMBER ENERGY, INC.		PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN
HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROPOSAL 1	→	FOR	WITHOLD
Election of Directors		☐	☐
James A. Doris		☐	☐
Fred S. Zeidman		☐	☐	CONTROL ID:
Robert K. Green		☐	☐	REQUEST ID:
David Herskovits		☐	☐
Lawrence B. Fisher		☐	☐
PROPOSAL 2	→	FOR	AGAINST	ABSTAIN
Ratification of the appointment of Turner, Stone & Company L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.		☐	☐	☐
PROPOSAL 3	→	FOR	AGAINST	ABSTAIN
To approve, by non-binding vote, the compensation of the Company’s named executives.		☐	☐	☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1 and “For” each of Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

________________________________________

________________________________________

________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ___________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)

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